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                                                                   EXHIBIT 23.02

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
LXR Biotechnology Inc. and Subsidiary

     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG Peat Marwick LLP

San Francisco, California
January 17, 1997